UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): November 8, 2021

Commission file number 000-21513

DXP Enterprises, Inc.

(Exact name of registrant as specified in its charter)

Texas	76-0509661
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

5301 Hollister, Houston, Texas 77040	(713) 996-4700
(Address of principal executive offices)	Registrant’s telephone number, including area code.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of Each Class	Trading Symbol	Name of Exchange on which Registered
Common Stock par value $0.01	DXPE	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

The following information is furnished pursuant to Regulation FD.

As previously indicated in Form 12b-25 filed by DXP Enterprises, Inc. (the “Company”) with the Securities and Exchange Commission (the “SEC”) on November 12, 2021, the Company has determined that it is not able to file its Form 10-Q for the three months ended September 30, 2021, within the prescribed time period without unreasonable effort or expense because of the time and effort expended to amend and refile the financial statements described below.

ITEM 4.01 CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

On November 8, 2021, Moss Adams LLP (“Moss Adams”) gave the Company notice that it was resigning as the Company’s independent registered public accounting firm effective upon the Company’s filing of its quarterly report on Form 10-Q for the quarter ended September 30. 2021. As a result of that decision, Moss Adams also indicated that it would take no further action on the integrated audit of the Company’s financial statements as of and for the year ending December 31, 2021, or the effectiveness of the Company’s internal control over financial reporting as of December 31, 2021.

The Company determined that in order to timely complete its audit for 2021, it would need to immediately replace Moss Adams so that the review of the Company’s Q3 Form 10-Q and its full year audit and review of its internal controls could be run in parallel. Having anticipated Moss Adams’ resignation, the Company had been evaluating replacements and on November 10, 2021, the Company engaged McConnell & Jones LLP (“McConnell Jones”) to serve as its independent registered public accounting firm for fiscal 2021, replacing Moss Adams. The selection effectively dismisses Moss Adams as the Company’s independent registered public accounting firm effective immediately. The change in accountants was approved by the Company’s Audit Committee and full Board of Directors. The Company appreciates the willingness of McConnell Jones to step in and devote substantial resources to the Company’s public filings so late in the year. In choosing McConnell Jones, not only did they have the people resources but they were more than qualified. The deep experience of the firm with roots in big four accounting firms and over thirty years in business makes them more than capable for an interim bridge. As customary in an auditor transition, the Company will select an independent registered public accounting firm for fiscal 2022 appropriate for the size, scale and complexity of the Company.

As previously reported in the Company’s Form 8-K filed with the SEC on October 7, 2021, the management and the Audit Committee of the Company, after consultation with Moss Adams concluded that the Company’s previously issued audited consolidated financial statements as of and for the years ended December 31, 2020, 2019 and 2018, as included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2020, filed with the Securities and Exchange Commission (the “SEC”) on March 18, 2021 (the “Original Form 10-K”), and its unaudited condensed consolidated financial statements for the quarter ended March 31, 2021, as included in the Company’s Quarterly Report on Form 10-Q filed with the SEC on May 10, 2021 required restatement to correct for the impact of aged unvouchered purchase orders included in trade accounts payable and other immaterial prior-period items. The Company has subsequently amended and refiled with the SEC the Original Form 10-K and Original Form 10-Q.

Additionally, as previously reported in the Company’s Form 8-K filed with the SEC on September 9, 2021 and Form 10-K/A filed with the SEC on October 22, 2021, the management and the Audit Committee also concluded, that material weaknesses in internal control over financial reporting existed as of December 31, 2020, and consequently that the Company’s disclosure controls and procedures as of December 31, 2020 were not effective. As such, the management and the Audit Committee, after consultation with Moss Adams , concluded that the Company’s previous evaluation of its disclosure controls and procedures as of December 31, 2020, and the report of Moss Adams dated March 18, 2021, should no longer be relied upon. The Company is remediating controls around its aged unvouchered purchase order accounting process, journal entries and business combination accounting, specifically as it relates to the identification of all agreements and their impact on the transaction and future consideration and disclosure. These controls will be tested for effectiveness in future periods.

Except as stated above, the audit reports of Moss Adams on the consolidated financial statements of the Company as of and for the years ended December 31, 2020 and 2019 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

In connection with the audit of the Company’s financial statements for the fiscal years ended December 31, 2020 and December 31, 2019 and the subsequent interim period through November 11, 2021, (i) there were no disagreements with Moss Adams on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to Moss Adams’ satisfaction, would have caused Moss Adams to make reference in connection with its opinion to the subject matter of the disagreement, and (ii) except for the material weaknesses described above, there were no “reportable events,” as defined in Item 304(a)(1)(v) of Regulation S-K.

Attached as Exhibit 16.1 is a copy of Moss Adams’ letter addressed to the SEC relating to the statements made by the Company in this Current Report on Form 8-K.

During the Company’s two most recent fiscal years and in the subsequent interim period prior to November 10, 2021, the Company did not consult with McConnell Jones regarding (i) the application of accounting principles to a specific completed or contemplated transaction, or the type of audit option that might be rendered on the Company’s consolidated financial statements and no written or oral advice was provided by McConnell Jones that was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue or (ii) any matter that was the subject of a disagreement or event, as set forth in Item 304(a)(1)(iv) or Item 304(a)(1)(v) of Regulation S-K.

ITEM 8.01 OTHER EVENTS

On November 8, 2021, the Company received notice from Nasdaq that the Company was current in its filings as required under The Nasdaq Stock Market Listing Rule 5250(c)(1) (the “Rule”). A copy of that letter is attached hereto as Exhibit 99.2.

As a result of the Company’s anticipated late filing of its Q3 Form 10-Q, the Company will likely receive another notice from Nasdaq to come into compliance with the Rule. The Rule requires listed companies to timely file all required periodic reports with the SEC. Receiving such a notice has no immediate effect on the listing or trading of the Company’s securities. However, if the Company fails to timely regain compliance with the Rule, the Company’s securities will be subject to delisting from Nasdaq. Under Nasdaq rules, the Company has 60 calendar days from receipt of such a notice to submit a plan to regain compliance with the Rule. If Nasdaq accepts the Company’s plan, then Nasdaq may grant an exception of up to 180 calendar days from the due date of the Q3 Form 10-Q to regain compliance.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01	Financial Statements and Exhibits

(d) Exhibits:

Exhibit	Description

Exhibit 16.1	Letter of Moss Adams LLP to the SEC dated November 12, 2021

Exhibit 99.1	Letter of Nasdaq Regulation to the Company dated November 8, 2021

Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DXP ENTERPRISES, INC.

November 12, 2021	By:	/s/ Kent Yee
Kent Yee
Senior Vice President/Finance and Chief Financial Officer

	By:	/s/ Gene Padgett
Gene Padgett
Senior Vice President/Chief Accounting Officer